UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2013

SOLLENSYS CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-174581	80-0651816
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2570 N. First Street, Suite 200

San Jose, CA 95131

(Address of principal executive office)

(408) 273-4583

(Registrant's telephone number, including area code)

1 Hampshire Court, Newport Beach, CA 92660

(Former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrants Certifying Accountant

On May 24, 2013, the Company’s independent public accountants EFP Rotenberg LLP (“EFP”) resigned effective as of May 24, 2013.  Through the date of EFP’s resignation, EFP did not issue an audit opinion for any periods, there was no disagreements with EFP on any matters of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which, if not resolved to EFP’s satisfaction, would have caused EFP to make reference to the subject matter in connection with any period; and there were not reportable events as defined in Item 304(a)(i)(iv) of Regulation S-K.

The Company provided EFP with a copy of the foregoing disclosures and requested EFP to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether the firm agrees with the statements made in this 8-K report and; if not, stating the respects in which the firm does not agree, as an exhibit within two business days of it receipt or 10 business days after filing this 8-K report, stating whether it agrees with the above statements.

A copy of that letter, dated June 24, 2013, is filed as Exhibit 16.1 to this Form 8-K.

Item 5.02. Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 21, 2013, Rowland W. Day resigned as a director and as our President, Chief Financial Officer and Secretary.

Effective June 21, 2013, the board of directors appointed Frank Woo as the Company’s President, Chief Financial Officer and Secretary.  Mr. Woo is currently a director and the Chief Executive Officer of the Company.

Frank Woo, age 43.  From 2010 to the present Mr. Woo has been the Chief Financial Officer of Sollensys Corporation.  From 2008 to 2010, Mr. Woo was the Chief Executive Officer of Blue On Business Consulting Group Co. Ltd.  From 2006 to 2008, Mr. Woo was the Chief Executive Officer of Koges America Co. Ltd.  From 2004 to 2006, Mr. Woo was the Chairman of the Knowledge & Industry Institute located in Seoul, Korea, and from 2002 to 2004, Mr. Woo was the Chief Executive Officer of EINS S&C Co., Ltd & Koges Korea Co., Ltd.

Mr. Woo graduated from the Korea Aerospace University in the department of Information and Telecommunication Engineering in 1993.

As of the date of this filing, there has not been any material plan, contract or arrangement (whether or not written) to which Mr. Woo is a party in connection with this appointment as an officer of this Company.

No transactions occurred in the last two years to which the Company was a party in which Mr. Woo had or is to have a direct or indirect material interest.

Item 8 Other Events

Effective June 19, 2013 the Company has moved its headquarters to: 2570 N. First Street, Suite 200, San Jose, CA 95131.  The Company’s new telephone number is (408) 273-4583.

Item 9.01 Financial Statements and Exhibits

a.

Not applicable

b.

Not applicable

c.

Not applicable

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
16.1	Letter from EFP Rotenberg LLP dated June 24, 2013, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sollensys Corp.

Date: June 24, 2013	By: /s/ Frank Woo
Frank Woo
President and Chief Executive Officer

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